SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-12

First United Corporation

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)       Title of each class of securities to which transaction applies: N/A

(2)       Aggregate number of securities to which transaction applies: N/A

(3)       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)       Proposed maximum aggregate value of transaction: N/A

(5)       Total fee paid: N/A

☐ Fee paid previously with preliminary materials: N/A

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)       Amount previously paid:

(2)       Form, Schedule or Registration Statement no.:

(3)       Filing Party:

(4)       Date Filed:

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2020

First United Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-14237	52-1380770
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

19 South Second Street, Oakland, Maryland 21550

(Address of principal executive offices) (Zip Code)

(301) 334-9471

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	FUNC	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01. Regulation FD Disclosure.

Earlier today, June 1, 2020, First United Corporation (the “Company”) issued a press release that referenced certain correspondence between counsel to Driver Opportunity Partners I LP and counsel to the Company that the Company indicated would be made available through a Current Report on Form 8-K to be filed today with the Securities and Exchange Commission (the “SEC”). The correspondence referenced in the press release is furnished as Exhibit 99.1 to this report.

The information contained in this Item 7.01 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report and its exhibit may contain forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not represent historical facts, but are statements about management’s beliefs, plans and objectives about the future, as well as its assumptions and judgments concerning such beliefs, plans and objectives. These statements are evidenced by terms such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports that the Company files with the SEC entitled “Risk Factors”.

Important Additional Information

The Company, its directors, and certain of its executive officers will be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the 2020 Annual Meeting of Shareholders. The Company has filed a definitive proxy statement and a BLUE proxy card with the SEC in connection with any such solicitation of proxies from the Company’s shareholders. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING BLUE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, are set forth in the definitive proxy statement and other materials filed with the SEC in connection with the Annual Meeting. Shareholders can obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website www.sec.gov. Copies are also available at no charge at the Company’s website at http://investors.mybank.com/.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description

99.1	Correspondence between Morgan, Lewis & Bockius LLP and Gordon Feinblatt LLC (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST UNITED CORPORATION

Dated: June 1, 2020	By:	/s/ Tonya K. Sturm
Tonya K. Sturm
Senior Vice President & CFO

Exhibit 99.1

CORRESPONDENCE BETWEEN MORGAN, LEWIS & BOCKIUS LLP, COUNSEL TO DRIVER OPPORTUNITY PARTNERS I LP, DRIVER MANAGEMENT COMPANY LLC AND J. ABBOTT COOPER

AND

GORDON FEINBLATT LLC, COUNSEL TO FIRST UNITED CORPORATION

From: Scherr, Jason R. <jr.scherr@morganlewis.com>
Sent: Monday, May 18, 2020 9:13 AM
To: Bulgin, Andrew D. <abulgin@gfrlaw.com>
Subject: [EXTERNAL] FUNC - Driver Management

Mr. Bulgin:

Attached please find correspondence on behalf of Driver Management, sent only via e-mail given the current circumstances. For that reason, I would appreciate the courtesy of e-mail confirmation that it was received.

Many thanks.

Jason R. Scherr

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW | Washington, DC 20004-2541

101 Park Avenue | New York, NY 10178-0060

DC: +1.202.373.6709 | NY: +1.212.309.6282 | Cell: +1.202.247.5331 | Fax: +1.202.373.6460

jr.scherr@morganlewis.com | www.morganlewis.com

Assistant: Crystal Moses | 202.373.6551 | crystal.moses@morganlewis.com

Jason R. Scherr

Partner

+1.202.373.6709

jr.scherr@morganlewis.com

May 18, 2020

VIA E-MAIL (abulgin@gfrlaw.com)

Mr. Andrew D. Bulgin

Gordon Feinblatt LLC

233 East Redwood Street

Baltimore, Maryland 21202-3332

Re: DLLR Investigation – Driver Opportunity Partners – First United Corp.

Dear Mr. Bulgin:

This firm represents J. Abbott Cooper, Driver Management Company LLC, and Driver Opportunity Partners LP (collectively, “Driver”) in connection with the referenced investigation by the Office of the Maryland Commissioner of Financial Regulation (the “Commissioner”). Over Driver’s objection, the Commissioner copied you on its letter dated May 14, 2020 (“May 14 Letter”) regarding the current status of the investigation that you requested on behalf of your client, First United Corporation (“First United”).

Driver asserts that any action by First United in contravention of Driver’s rights as a shareholder, specifically including its right to vote at the annual meeting currently scheduled for June 11, 2020 and to nominate directors to be voted upon at that annual meeting, would be contrary to law. Nonetheless, because the Commissioner’s stated rationale for copying you on the May 14 Letter turned on “the law’s voting prohibition and [First United]’s upcoming annual meeting,” Driver must insist that First United advise it promptly of any intention to take steps inconsistent with recognizing the entirety of Driver’s shareholder rights, including its voting rights with respect to any or all of its shares and its right to nominate directors to be voted upon by First United’s shareholders. Please contact undersigned counsel at your earliest opportunity, and certainly not later than 5:00 p.m. on Wednesday, May 21, 2020, to confirm that First United will not be taking any action in contravention of Driver’s shareholder rights.

In light of the unusual working environment occasioned by the current pandemic, this communication is being delivered solely in electronic format.

Respectfully,

/s/ J.R. Scherr

Jason R. Scherr

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW
Washington, DC 20004	+1.202.739.3000
United States	+1.202.739.3001

From: Scherr, Jason R. <jr.scherr@morganlewis.com>
Sent: Wednesday, May 20, 2020 11:32 AM
To: Bulgin, Andrew D. <abulgin@gfrlaw.com>
Subject: [EXTERNAL] RE: FUNC - Driver Management

Mr. Bulgin:

I had requested in the attached letter that you acknowledge receipt (which I haven’t received) and that you contact me by 5:00 p.m. today to confirm that the bank will not be interfering with Driver’s shareholder rights. I note that Wednesday of this week is May 20, so please disregard the typographical error in the letter. Please contact me today with the bank’s position, so that we may determine whether there is an issue requiring judicial action. I am available by telephone if more convenient for you.

Jason R. Scherr

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW | Washington, DC 20004-2541

101 Park Avenue | New York, NY 10178-0060

DC: +1.202.373.6709 | NY: +1.212.309.6282 | Cell: +1.202.247.5331 | Fax: +1.202.373.6460

jr.scherr@morganlewis.com | www.morganlewis.com

Assistant: Crystal Moses | 202.373.6551 | crystal.moses@morganlewis.com

From: Bulgin, Andrew D.
Sent: Wednesday, May 20, 2020 11:47 AM
To: 'Scherr, Jason R.' <jr.scherr@morganlewis.com>
Subject: RE: FUNC - Driver Management

Thanks. I am confirming receipt and note the correction of the typo.  We will respond to your letter before your 5pm deadline as requested.

Andy

ANDREW BULGIN, MEMBER

233 E. REDWOOD STREET, BALTIMORE, MD 21202

PHONE:  410-576-4280

E-MAIL:  ABULGIN@GFRLAW.COM

RESUME:  HTTP://WWW.GFRLAW.COM/ANDREW_BULGIN/

ON THE WEB  AT:  WWW.GFRLAW.COM

From: Bulgin, Andrew D. <abulgin@gfrlaw.com>
Sent: Wednesday, May 20, 2020 4:46 PM
To: Scherr, Jason R. <jr.scherr@morganlewis.com>
Cc: mac@mbvesq.com
Subject: FUNC - Driver Management

Mr. Scherr,

Please see the attached letter that responds to yours dated May 18, 2020 in respect of First United Corporation and Driver Opportunity Partners I LP.

I have copied Maurice “Mac” VerStandig on this e-mail, who we presume, based on the Maryland Commissioner’s letters to Michael Driscoll, Lisa Narrell-Mead, and Ethan C. Elzen, is legal counsel to those individuals.

Andy

ANDREW BULGIN, MEMBER

233 E. REDWOOD STREET, BALTIMORE, MD 21202

PHONE:  410-576-4280

E-MAIL:  ABULGIN@GFRLAW.COM

RESUME:  HTTP://WWW.GFRLAW.COM/ANDREW_BULGIN/

ON THE WEB  AT:  WWW.GFRLAW.COM

ANDREW D. BULGIN 410.576.4280 FAX 410.576.4196 abulgin@gfrlaw.com	233 EAST REDWOOD STREET BALTIMORE, MARYLAND 21202-3332 410.576.4000 www.gfrlaw.com

May 20, 2020

VIA E-MAIL (jr.scherr@morganlewis.com)

Jason R. Scherr, Esquire

Partner

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Re:	Driver Opportunity Partners I LP

Dear Mr. Scherr:

This letter responds to yours dated May 18, 2020 in which you requested assurances from First United Corporation (“First United”) with respect to voting and certain other rights that you claim Driver Opportunity Partners I LP (“Driver”) holds as a shareholder of First United.

As you know, on May 14, 2020, the Maryland Commissioner of Financial Regulation (the “Maryland Regulator”) issued a letter to Driver in which it “concluded that there is sufficient evidence to find that Driver’s failure to apply for prior approval of ... stock purchase[s] of First United constituted a violation of the requirements of Maryland Annotated Code FI §3-314.” The Maryland Regulator also stated that “voting stock that is acquired in violation of the FI §3-314 may not be voted for a period of five (5) years.”1

Based on conclusive findings of the Maryland Regulator, First United does not intend to count votes attributable to First United common stock owned by Driver or any of the Driver Nominees at First United’s 2020 annual meeting of shareholders.

Further, First United’s Amended and Restated Bylaws, as amended (the “Bylaws”), condition a shareholder’s right to nominate director candidates at an annual meeting

1 The Maryland Regulator made identical conclusions with respect to shares of stock of First United owned by Driver’s director proposed nominees, Michael J. Driscoll, Lisa Narrell-Mead, and Ethan C. Elzen (the “Driver Nominees”).

Jason R. Scherr, Esquire May 20, 2020 Page 2

on that shareholder being entitled to vote in the election of directors. Based on the conclusive findings of the Maryland Regulator, the resulting statutory five-year prohibition against Driver voting its shares of First United stock acquired in violation of Section 3-314 of the Financial Institutions Article of the Annotated Code of Maryland, and the Bylaws, Driver cannot make valid director nominations at the 2020 annual meeting.

First United’s positions concerning the outcome of the Maryland Regulator’s investigation and the potential consequences thereof with respect to Driver’s ability to vote its shares of First United common stock and to make valid nominations at the 2020 annual meeting should come as no surprise to Driver. Indeed, First United made these positions clear to Driver as early as March 30, 2020 in its preliminary proxy statement with respect to the 2020 annual meeting filed with the Securities and Exchange Commission – nearly two months ago.

Please be advised that First United today filed the attached Complaint for Declaratory Judgment in the Circuit Court for Garrett County, Maryland, which names as defendants Driver, Driver Management Company LLC, J. Abbott R. Cooper, and the Driver Nominees. The Complaint seeks declaratory relief with respect to First United’s intended treatment of votes associated with shares of First United common stock owned by Driver and the Driver Nominees, as well as any nominations that Driver proposes to make, at the 2020 annual meeting. Please let me know if you are willing to accept service on behalf of some or all of the forgoing defendants.

Sincerely,

/s/ Andrew D. Bulgin

Andrew D. Bulgin

Attachment

cc: George F. Ritchie, Esq. (via e-mail)

E-FILED; Garrett Circuit Court
Docket: 5/20/2020 2:44 PM; Submission: 5/20/2020 2:44 PM

FIRST UNITED CORPORATION
19 S. 2nd Street	*	IN THE
Oakland, Maryland 21550	*	CIRCUIT COURT
	*	FOR
Plaintiff,	*	GARRETT COUNTY

vs.	*

DRIVER OPPORTUNITY PARTNERS I LP	*
250 Park Avenue, 7th Floor	*
New York, New York 10177	*	Case No.: C-11-CV-20-000042

SERVE ON:	*
THE CORPORATION TRUST COMPANY CORPORATION TRUST CENTER	*
1209 ORANGE ST	*
WILMINGTON, DE 19801	*

And	*

DRIVER MANAGEMENT COMPANY LLC	*
250 Park Avenue, 7th Floor	*
New York, New York 10177	*

SERVE ON:	*
THE CORPORATION TRUST COMPANY CORPORATION TRUST CENTER	*
1209 ORANGE ST	*
WILMINGTON, DE 19801	*

and	*

J. ABBOTT R. COOPER	*
82 Brookside Drive	*
Greenwich, Connecticut 06831-5345	*

And	*

MICHAEL J. DRISCOLL	*
35 A. All Saints Street. #216	*
Frederick, Maryland 21701	*

and	*

LISA NARRELL-MEAD	*
1635 Woodbridge Place	*
Birmingham, Alabama 35216	*

And	*

ETHAN C. ELZEN	*
4309 Esteswood Drive	*
Nashville, Tennessee 37215	*

Defendants.	*

* * * * * * * * * * * * * * * * * * * * *

COMPLAINT FOR DECLARATORY JUDGMENT

Plaintiff First United Corporation (“First United” or the “Company”), by its undersigned attorneys, hereby files this action for Declaratory Judgment pursuant to §3-406 of the Courts and Judicial Proceedings Article of the Annotated Code of Maryland for purposes of determining a question of actual controversy between the parties, and terminating uncertainty and controversy giving rise to these proceedings.

SUMMARY OF THE DISPUTE

1.       First United, a bank holding company based in Garrett County, Maryland, brings this action to resolve live, actual disputes concerning efforts by Driver Opportunity Partners I, LP (the “Fund”) and the other Defendants to (a) vote shares of First United common stock that they own at the Company’s upcoming annual meeting of shareholders to be held on June 11, 2020 (the “2020 Meeting”) and (b) nominate a slate of director candidates at the 2020 Meeting. The parties are currently engaged in a proxy contest with respect to the 2020 Meeting and have each filed a definitive proxy statement regarding the solicitation of proxies to vote shares of First United common stock in favor of their respective director candidates at the 2020 Meeting with the U.S. Securities and Exchange Commission (the “SEC”).

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2.                  As a bank holding company, First United and its subsidiary, First United Bank & Trust (the “Bank”), are subject to supervision by the Department of Labor, Licensing & Regulation, Office of the Maryland Commissioner of Financial Regulation (the “Maryland Commissioner”).

3.                  Defendants were obligated under §3-314 of the Financial Institutions Article of the Annotated Code of Maryland (the “FI Article”) to seek prior approval of the Maryland Commissioner before acquiring their shares of First United. It is beyond dispute that Defendants did not do so.

4.                  On May 14, 2020, the Maryland Commissioner issued letters (collectively, the “May 14 Letter”) to each of the Defendants relating to their acquisitions of shares of First United common stock. After an investigation that lasted more than six months, the Maryland Commissioner concluded that “there is sufficient evidence to find that” Defendants’ failures to apply for prior approval of their shares of First United common stock “constituted a violation of the requirements of” FI Article §3-314. Pursuant to FI Article § 3-314(e), voting stock acquired in violation of FI Article §3-314 may not be voted for a period of five years. Thus, Defendants are prohibited by statute from voting their shares at the 2020 Meeting; and pursuant to Section 4 of Article II of First United’s Amended and Restated Bylaws, as amended (the “Bylaws”), the Fund is ineligible to place names of director candidates into nomination at the 2020 Meeting because such Section of the Bylaws permit only those shareholders who are entitled to vote for the election of directors to make valid director nominations at the 2020 Annual Meeting.

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5.                  Notwithstanding the Maryland Commissioner’s May 14 Letter and First United’s statements to Defendants and First United’s other shareholders, beginning with First United’s preliminary proxy statement filed with the SEC on March 30, 2020, that a finding of a violation of FI Article §3-314 would prohibit the Defendants from voting their shares for five years, including at the 2020 Meeting, it is clear to First United from the Fund’s press release dated May 15, 2020 and a letter from its counsel to First United’s counsel dated May 18, 2020 that the Fund (and presumably the other Defendants) nonetheless intends to try to vote its shares of First United common stock and nominate its slate of directors at the 2020 Meeting. In light of this dispute, First United accordingly seeks a declaration from this Honorable Court that (a) in accordance with the conclusions of the Maryland Commissioners May 14 Letter and pursuant to FI Article § 3-314(e), Defendants are prohibited from voting their respective shares of First United common stock for five years, including at the 2020 Meeting, and (b) First United’s Bylaws do not permit the Fund to place names in nomination to stand for election as directors of First United at the 2020 Meeting or at any other meeting of shareholders that is held during the period of time that the Fund is prohibited from voting its shares of First United common stock due to the Fund’s violation of FI Article § 3-314(e).

PARTIES

6.       Plaintiff First United is a publicly-traded Maryland corporation that is registered with the Board of Governors of the Federal Reserve System as a bank holding company under the Bank Holding Company Act of 1956, as amended. First United’s principal place of business at 19 S. 2nd Street, Oakland, Maryland 21550. Its primary business is serving as the parent company of the Bank. The Bank is a Maryland trust company with commercial banking powers that provides a complete range of retail and commercial banking services to businesses and individuals through its 25 banking offices, one customer care center, and 32 Automated Teller Machines in Allegany County, Frederick County, Garrett County, and Washington County in Maryland, and in Mineral County, Berkeley County, Monongalia County and Harrison County in West Virginia.

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7.                Defendant the Fund is a Delaware limited liability partnership with its principal place of business at 250 Park Avenue, 7th Floor, New York, NY 10177.

8.                Defendant Driver Management Company LLC is a Delaware limited liability company and general partner of the Fund with its principal place of business at 250 Park Avenue, 7th Floor, New York, NY 10177.

9.                Defendant J. Abbott R. Cooper is an individual who, on information and belief, is a resident of Connecticut and who serves as the managing member of Driver Management Company LLC. The Fund, Driver Management Company LLC and Mr. Cooper are collectively referred to herein as “Driver”. Driver, among other things, operates as an “activist shareholder” which seeks to invest in target companies with the purpose of gaining control of the target company and thereafter forcing a sale of the target company to a corporate acquirer.

10.            Defendant Michael J. Driscoll is an individual and citizen of Maryland who resides at 35 A. All Saints Street #216, Frederick, Maryland 21701.

11.            Defendant Lisa Narrell-Mead is an individual who resides at 1635 Woodbridge Place, Birmingham Alabama 35216.

12.            Defendant Ethan C. Elzen is an individual who resides at 4309 Esteswood Drive, Nashville, Tennessee 37215.

13.            Ms. Narrell-Mead and Messrs. Driscoll and Elzen are individuals whom Driver has said it intends to nominate for election to the First United Board of Directors (the “Board”) at the 2020 Meeting to be held on June 11, 2020 at the Bank’s Operations Center located at 12892 Garrett Highway, Oakland, Garrett County, Maryland. These individuals will be referred to herein as the “Candidate Defendants.”

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JURISDICTION AND VENUE

14.       This Court has jurisdiction over this case pursuant to Md. Code Ann., Cts. & Jud. Proc. Art. §§ 1-501, 6-102(a) and 6-103(Repl. Vol. 2013 & Supp. 2014). Personal jurisdiction over Defendants exists because, among other things, Defendants have caused and seek to cause tortious injury in the State of Maryland, including by: (a) entering into a Joint Filing and Solicitation Agreement dated November 19, 2019 pursuant to which Defendants agreed to, among other things, “form the Group for the purpose of (i) soliciting proxies or written consents for the election of the persons nominated by the Group to the Board at the Annual Meeting; (ii) taking such other actions as the parties deem advisable; and (iii) taking all other action necessary or advisable to achieve the foregoing[]” and, thereby, violate FI Article §3-314 as set forth in more detail below; (b) directing multiple mailings to First United Shareholders, including to numerous shareholders of First United who are also residents of Garrett, Frederick and Alleghany Counties, for the purpose of soliciting proxies to vote the shares of First United common stock owned by such shareholders for the election of the Candidate Defendants; and (c) notifying First United of their intentions to follow through on their various threats to ignore and violate FI Article §3-314(e) at the 2020 Meeting. Personal jurisdiction also exists over all Defendants because Driver and the Candidate Defendants have all acquired shares of First United common stock and have therefore transacted business and/or engaged in business in the State of Maryland. Personal jurisdiction also exists of over Defendant Driscoll because he is a resident of the state of Maryland.

6

15.           Venue is appropriate in this Court pursuant to Md. Cts. & Jud. Proc. Art. §§ 6-201(a) and (b). (Repl. Vol. 2013 & Supp. 2014).

SUMMARY OF CASE AND STATEMENT OF FACTS

16.           First United seeks a declaratory judgment from this Court with respect to two issues relating to the shares of First United common stock owned by the Defendants. First, First United seeks a declaration from this Court that FI Article §3-314(e) prohibits the Defendants from voting their respective shares of First United common stock for five years, including at the 2020 Meeting, because of undisputed fact that each of them violated FI Article §3-314. The statute prohibits any person from making a “stock acquisition” of a Maryland bank holding company or a Maryland bank unless that person has filed an application therefor with the Maryland Commissioner at least 60 days prior to the date such stock acquisition is to become effective. Under FI Article §3-314(a), a stock acquisition is defined to include “[a]n acquisition of the outstanding voting stock of a commercial bank or bank holding company in this State, if the acquisition will affect the power to direct or to cause the direction of the management or policy of any banking institution or bank holding company.” FI Article §3-314(c)(3) provides that “[i]f there is any doubt as to whether the stock acquisition will affect the power to direct or cause direction of the management or policy of a commercial bank or bank holding company, the doubt shall be resolved in favor of reporting to the Commissioner.”

17.           It is undisputed that each of the Defendants’ acquisitions of shares of First United common stock constituted a “stock acquisition” as defined by FI Article §3-314(a). It is also undisputed that Defendants failed to make an application or any other report with the Maryland Commissioner at least 60 days prior to any of their stock acquisitions. Pursuant to FI Article §3-314(e), “[v]oting stock that is acquired in violation of this section may not be voted for 5 years.”

7

The Maryland Commissioner is the Maryland agency charged with the regulation of Maryland financial institutions and the interpretation and enforcement of the provisions of the FI Article applicable thereto. That Maryland Commissioner, Antonio P. Salazar, has determined that Defendants’ stock acquisitions violated FI Article §3-314. In defiance of Mr. Salazar’s ruling, however, Defendants insist that they may nevertheless vote their shares of First United common stock at the 2020 Meeting, and Driver has threatened litigation against First United if First United takes any action to interfere with the Defendants’ ability to vote their shares.

18.            Second, First United also seeks a declaration that Driver’s intended nominations of the Candidate Defendants for election to the Board violates the Bylaws, which allow nominations to be made only by a shareholder that is entitled to vote for the election of directors. Specifically, Section 4 of Article II of the Bylaws provide that, “[n]omination for election of members of the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors.” (emphasis added).

19.            Because Driver is prohibited by FI Article §3-314(e) from voting in the election to be held at the 2020 Meeting, Driver is not entitled to nominate the Candidate Directors at the 2020 Meeting, and First United should not be required to permit Driver to nominate the Candidate Defendants at the 2020 Meeting. Contrary to the Bylaws, Driver again insists that it may nominate the Candidate Directors and has threatened litigation against First United if First United takes any action to interfere with Driver’s proposed nomination of the Candidate Defendants at the 2020 Meeting.

20.            On or about September 5, 2019, Driver filed a Schedule 13D with the SEC disclosing that Driver had acquired beneficial ownership of 5.1% of the outstanding common stock of the Company with the purpose of changing and influencing the control and management First United. The SEC requires Schedule 13D filings from any person that (a) acquires beneficial ownership of more than 5% of any equity security registered under the Securities Exchange Act of 1934, as amended, such as shares of First United common stock, (b) for the purpose or with the effect of changing or influencing control of the subject public company, or in connection with or as a participant in any transaction having such purpose or effect. See 17 C.F.R. §240.13d-1(a), (b) and (c).

8

21.            Driver’s Schedule 13D and other SEC filings, press releases, publicly-filed presentations, and e-mails and other communications to the Company establish that Driver’s sole purpose and objective in acquiring shares of First United’s common stock were and are to control or direct the control of the management and policy of First United by forcing a sale of the Company and/or the Bank, and to influence other stockholders in this regard. Driver has publicly and privately demanded, on more than a dozen occasions, that the Board hire an investment banker and commence a sale process.

22.            In a September 26, 2019 press release, Driver threatened to nominate its own slate of directors and engage in “an irrational, wasteful proxy contest” with respect to the 2020 Meeting unless the Board acceded to Driver’s demands to commence a sale process. Driver’s plan was and is to nominate its own slate of director nominees and seek enough voting authority to replace 27% of the Company’s board members. By e-mail dated October 31, 2019, Driver identified three individuals that it intends to nominate for election to the Board at the 2020 Annual Meeting. These individuals are the three Candidate Defendants. On December 3, 2019, Driver submitted to First United a notice of intent to nominate directors at the 2020 Meeting in which Driver named the Candidate Defendants as the proposed nominees.

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23.              Between August 2019 and March 2020, the Candidate Defendants acquired shares of First United common stock. On or about November 19, 2019, all Defendants entered into a Joint Filing and Solicitation Agreement for the express purpose of pursuing Driver’s agenda to solicit proxies to vote shares of First United common stock in favor of the election of the Candidate Defendants.

24.              In the late Fall of 2019, the Maryland Commissioner began an investigation into the circumstances under which Driver acquired its shares of First United common stock, and the effect of those acquisitions on First United’s operations and policies.

25.              On May 14, 2020, after an extensive investigation, the Maryland Commissioner sent letter to Driver stating that “[t]he investigation has been completed and staff has concluded that there is sufficient evidence to find that Driver’s failure to apply for prior approval of the referenced stock purchase constituted a violation of Maryland Annotated Code FI Article §3-314.” (emphasis added). Identical letters were sent to each of the Candidate Defendants with respect to their respective acquisitions of shares of First United common stock. The Maryland Commissioner further informed Defendants that “pursuant to FI Article §3-314(e), voting stock that is acquired in violation of the §3-314 may not be voted for a period of five (5) years. Prior approval was not sought, and so, the stock acquisition was not approved by my office. (emphasis added). See May 14 Letter to the Fund attached as Ex. 1.

26.              Notwithstanding the Maryland Commissioner’s clear statement that the Defendants failed to comply with FI Article §3-314 in acquiring their respective shares, and that the Defendants are not entitled to vote those shares at the 2020 Meeting, counsel for Driver sent a letter to First United’s counsel in which Driver threatened First United with legal action if First United did not confirm by 5:00 pm on “Wednesday May 21[sic], 2020” that First United would not take “steps inconsistent with recognizing the entirety of Driver’s shareholder rights, including its voting rights with respect to any or all of its shares and its right to nominate directors to be voted upon by First United’s shareholders.” See May 18, 2020 letter attached as Ex. 2.

10

COUNT I

DECLARATORY JUDGMENT

(§3-314 of the Financial Institutions Article of the Annotated Code of Maryland)

27.              First United incorporates by reference the allegations in paragraphs 1-26 as if fully set forth herein.

28.              FI Article §3-314(e) prohibits the Defendants from voting their respective shares of First United common stock because of their undisputed failures to comply with FI Article §3-314(b) and (c), which prohibit any person from making a “stock acquisition” unless that person has filed an application therefor with the Maryland Commissioner at least 60 days prior to the date such stock acquisition is to become effective. Driver failed to make such an application prior to its acquisition of more than 5.0% of common stock of First United. On information and belief, the Candidate Defendants acquired their respective shares of First United common stock at the urging of, or acting in concert with, or in connection with their decisions to join in the proxy contest by, Driver.

29.              Under FI Article §3-314(a)(3), a stock acquisition is defined as “[a]n acquisition of the outstanding voting stock of a commercial bank or bank holding company in this State, if the acquisition will affect the power to direct or to cause the direction of the management or policy of any banking institution or bank holding company.” FI Article §3-314(c)(3) provides that, “[i]f there is any doubt as to whether the stock acquisition will affect the power to direct or cause direction of the management or policy of a commercial bank or bank holding company, the doubt shall be resolved in favor of reporting to the [Maryland] Commissioner.”

11

30.              The Maryland Commissioner is charged with the oversight and enforcement of laws and regulations pertaining to the operation and governance of Maryland’s financial institutions. On May 14, 2020, the Maryland Commissioner issued the May 14 Letter related to Defendants’ acquisitions of shares of First United common stock. After a months-long investigation, the Maryland Commissioner concluded that there was sufficient evidence that Defendants’ failure to seek prior approval of its acquisition of First Union shares “constituted a violation of the requirements of” FI Article §3-314. Pursuant to the FI Article, and in particular § 3-314(e), voting stock acquired in violation of FI Article §3-314 may not be voted for a period of five years.

31.              First United intends to comply with the Maryland Commissioner’s determination. As evidenced by the May 18, 2020 letter from Driver’s counsel, Driver intends to file litigation against First United unless First United defies the Maryland Commissioner’s rulings.

32.              There exists an actual controversy of justiciable issues between Defendants and First United within the jurisdiction of this Court with respect to whether Driver may cast votes for the election of Directors at First United’s June 11, 2020 annual meeting.

WHEREFORE, Plaintiff First United hereby seeks a declaration from this Court:

(a)               finding and declaring that Defendants are prohibited from casting votes at the 2020 Meeting;

(b)               finding and declaring that First United is not required to count any votes that Defendants attempt to cast at the 2020 Meeting;

12

(c)       finding and declaring that Defendants’ shares of First United common stock may not be voted for a period of five (5) years; and

(e)       awarding First United its reasonable attorneys’ fees and costs, and any further relief the Court deems necessary.

COUNT II

DECLARATORY JUDGMENT
(First United Corporate By-Laws)

33.              First United incorporates by reference the allegations in paragraphs 1-32 as if fully set forth herein.

34.              Section 4 of Article II of the Bylaws provide that, “[n]omination for election of members of the Board of Directors may be made by the Board of Directors or by any stockholder of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors.” (emphasis added).

35.              First United has consistently interpreted this section to mean that only a stockholder who is entitled to vote for the election of directors is entitled to nominate a director candidate.

36.              Despite the clear and unambiguous language of this section of the Bylaws, Defendants have asserted that Section 4 of Article II of the Bylaws would allow Driver to nominate candidates for the election even if Driver is not a “stockholder ... entitled to vote” at the 2020 Meeting.

37.              Driver’s construction of First United’s Bylaws is nonsensical, and it would have the effect of vesting the power to vote with a share of stock, not the person who owns the stock.

38.              In this instance, because Driver is prohibited from voting for the election of directors as a result of its violations of FI Article §3-314, Driver is not eligible under Section 4 of Article II of First United’s Bylaws to nominate candidates for election to the Board at the 2020 Meeting.

13

WHEREFORE, Plaintiff First United hereby seeks a declaration from this Court:

(a)             finding and declaring that, pursuant to Section 4 of Article II of the Bylaws, neither the Fund nor any of the other Defendants is eligible or able to nominate candidates for election to the Board at any meeting of shareholders that is held during the time period during which such Defendant is prohibited from voting its shares of First United common stock for the election of directors, including at the 2020 Meeting, because of such Defendant’s violations of FI Article §3-314;

(b)            finding and declaring that First United is not required to permit the Fund or the other Defendants to make any nominations of director candidates, including making nominations of Defendants Michael J. Driscoll, Lisa Narrell-Mead, or Ethan C. Elzen, at or with respect to any meeting of shareholders that is held during the time period during which they are prohibited from voting their respective shares of First United common stock for the election of directors, including at the 2020 Meeting, because of their violations of FI Article §3-314; and

(c)             awarding First United its reasonable attorneys’ fees and costs, and any further relief the Court deems necessary.

[SIGNATURE APPEARS ON NEXT PAGE]

14

Date: May 20, 2020	/s/ George F. Ritchie
George F. Ritchie, CPF #9306230292
Gordon Feinblatt LLC
The Garrett Building
233 East Redwood Street
Baltimore, Maryland 21202
Tel: 410-576-4131
Fax: 410-576-4269
gritchie@gfrlaw.com

Attorney for Plaintiff First United Corporation

15

E-FILED; Garrett Circuit Court

Docket: 5/20/2020 2:44 PM; Submission: 5/20/2020 2:44 PM

OFFICE OF THE COMMISSIONER OF FINANCIAL REGULATION 500 NORTH CALVERT STREET; SUITE 402 BALTIMORE, MARYLAND 21202 ANTONIO P. SALAZAR, COMMISSIONER

May 14, 2020

VIA ELECTRONIC MAIL

J. Abbott R. Cooper, individually and as Managing Member of

Driver Management Company LLC, General Partner of

Driver Opportunity Partners, LP

c/o Jason R. Scherr, Partner

Morgan, Lewis & Bockius LLP

jr.scherr@morganlewis.com

Re: Driver Opportunity Partners, LP - Share acquisition - First United Corporation - Results of Investigation

Dear Mr. Cooper:

As you are aware, on January 21, 2020, the Enforcement Unit of the Office of the Commissioner of Financial Regulation commenced an investigation into the acquisition, by Driver Opportunity Partners, LP and certain other individuals (collectively, “Driver”), of over five percent (5%) of the shares of voting stock of First United Corporation (“Corporation”) which owns First United Bank and Trust of Oakland, Maryland, a Maryland-chartered banking institution. The Corporation and the Bank are subject to supervision by my Office under Md. Code Ann. Fin. Inst. (“FI”) Titles 3 and 5. The investigation has been completed and staff has concluded that there is sufficient evidence to find that Driver’s failure to apply for prior approval of the referenced stock purchase constituted a violation of the requirements of Maryland Annotated Code FI §3-314. Since it appears that a violation of law has occurred in this instance, I am in consultation with counsel from the Office of the Maryland Attorney General to determine what, if any, would be appropriate next steps under FI §§ 2-115 and 2-116 for our Office to take.

While our Office has discretion in determining what, if any, of the remedies set forth in FI §§ 2-115 and 2-116 may be pursued under these circumstances, FI §3-314(e) contains a consequence to a violation of FI §3-314 that has been mandated by the General Assembly. Specifically, pursuant to FI §3-314(e), voting stock that is acquired in violation of the FI §3-314 may not be voted for a period of five (5) years. Prior approval of the acquisition was not sought, and so, the stock acquisition was not approved by my Office. In light of the law’s voting prohibition and the Corporation’s upcoming annual meeting, I am sending a copy of this letter to the Corporation’s counsel for their consideration.

Should there be any additional questions, please do not hesitate to have your counsel contact my counsel, Assistant Attorney General Milena Trust, by e-mail at milena.trust@maryland.gov or by telephone at (410) 230-6139.

Regards,

Antonio P. Salazar

Antonio P. Salazar
Commissioner

cc:	Jedd Bellman, Assistant Commissioner

Dana Allen, Director of Enforcement

Milena Trust, Assistant Attorney General, Principal Counsel

Andrew Bulgin, Esq.

www.labor.maryland.gov/finance/ | 410-230-6100 | www.labor.maryland.gov

LARRY HOGAN, GOVERNOR | BOYD K. RUTHERFORD, LT. GOVERNOR

E-FILED; Garrett Circuit Court

Docket: 5/20/2020 2:44 PM; Submission: 5/20/2020 2:44 PM

Jason R. Scherr

Partner

+1.202.373.6709

jr.scherr@morganlewis.com

May 18, 2020

VIA E-MAIL (abulgin@gfrlaw.com)

Mr. Andrew D. Bulgin

Gordon Feinblatt LLC

233 East Redwood Street

Baltimore, Maryland 21202-3332

Re: DLLR Investigation – Driver Opportunity Partners – First United Corp.

Dear Mr. Bulgin:

This firm represents J. Abbott Cooper, Driver Management Company LLC, and Driver Opportunity Partners LP (collectively, “Driver”) in connection with the referenced investigation by the Office of the Maryland Commissioner of Financial Regulation (the “Commissioner”). Over Driver’s objection, the Commissioner copied you on its letter dated May 14, 2020 (“May 14 Letter”) regarding the current status of the investigation that you requested on behalf of your client, First United Corporation (“First United”).

Driver asserts that any action by First United in contravention of Driver’s rights as a shareholder, specifically including its right to vote at the annual meeting currently scheduled for June 11, 2020 and to nominate directors to be voted upon at that annual meeting, would be contrary to law. Nonetheless, because the Commissioner’s stated rationale for copying you on the May 14 Letter turned on “the law’s voting prohibition and [First United]’s upcoming annual meeting,” Driver must insist that First United advise it promptly of any intention to take steps inconsistent with recognizing the entirety of Driver’s shareholder rights, including its voting rights with respect to any or all of its shares and its right to nominate directors to be voted upon by First United’s shareholders. Please contact undersigned counsel at your earliest opportunity, and certainly not later than 5:00 p.m. on Wednesday, May 21, 2020, to confirm that First United will not be taking any action in contravention of Driver’s shareholder rights.

In light of the unusual working environment occasioned by the current pandemic, this communication is being delivered solely in electronic format.

Respectfully,

/s/ J.R. Scherr

Jason R. Scherr

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW
Washington, DC 20004	+1.202.739.3000
United States	+1.202.739.3001

From: Scherr, Jason R. <jr.scherr@morganlewis.com>
Sent: Wednesday, May 20, 2020 7:54:37 PM
To: Bulgin, Andrew D. <abulgin@gfrlaw.com>
Cc: mac@mbvesq.com <mac@mbvesq.com>
Subject: [EXTERNAL] RE: FUNC - Driver Management

First, call me J.R.  We can dispense with the formalities.

Second, this will confirm receipt, although at this point I am not authorized to accept service.  That may change, and if it does I will advise George (Ritchie) promptly.  I trust that if I am able to accept service on behalf of out-of-state defendants, your firm would agree that doing so does not compromise any jurisdictional defenses or otherwise alter the presumptive 60-day response time.  Are you in a position to address that point or shall I direct it to litigation counsel?

Jason R. Scherr

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW | Washington, DC 20004-2541

101 Park Avenue | New York, NY 10178-0060

DC: +1.202.373.6709 | NY: +1.212.309.6282 | Cell: +1.202.247.5331 | Fax: +1.202.373.6460

jr.scherr@morganlewis.com | www.morganlewis.com

Assistant: Crystal Moses | 202.373.6551 | crystal.moses@morganlewis.com

From: Ritchie, George F. <gritchie@gfrlaw.com>
Sent: Thursday, May 21, 2020 4:31 PM
To: Scherr, Jason R. <jr.scherr@morganlewis.com>
Cc: Bulgin, Andrew D. <abulgin@gfrlaw.com>
Subject: First United Corporation v. Driver Opportunity Partners I, LP et al.

Hi J.R. –

Just wanted to drop you a note to formally introduce myself.  I look forward to working with you on this matter.

We had sent our process servers out yesterday before I saw your message to Andy.  The report I’ve received back is that all defendants have been served as of early this afternoon.  Please let me know if you believe that information is not accurate.

Feel give me a call if you would like to discuss the case.

Regards,

George

George F. Ritchie

Gordon Feinblatt LLC

233 East Redwood Street

Baltimore, Maryland 21202

Direct: 410-576-4131

Cell:  443-683-0212

Fax:  410-576-4269

gritchie@gfrlaw.com

www.gfrlaw.com

From: Scherr, Jason R. <jr.scherr@morganlewis.com>
Sent: Thursday, May 21, 2020 5:22 PM
To: Ritchie, George F. <gritchie@gfrlaw.com>
Cc: Mac VerStandig <mac@mbvesq.com>
Subject: [EXTERNAL] RE: First United Corporation v. Driver Opportunity Partners I, LP et al.

            Hi George.  I appreciate the outreach.  Dropping Andy given the potential for him to be a fact witness, but adding Mac Verstandig who has been representing the director nominees in response to the DLLR investigation.  Mac would know better with respect to the director nominees, but as to the Driver parties, I’m not aware that service has been completed.  If you have returns from the servers indicating that they hand-delivered to each defendant (obviously not w/r/t CT Corp.), I’d appreciate you passing them along.

            Either way, I had asked Andy to confirm that us agreeing to accept service (if that becomes necessary) would not prejudice any jurisdictional defenses we might otherwise advance or alter the 60-day response time for defendants served out of state.  At a minimum, that clearly would apply to all of the Driver defendants (even if served through CT).  So let me know; thanks.

--J.R.

Jason R. Scherr

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW | Washington, DC 20004-2541

101 Park Avenue | New York, NY 10178-0060

DC: +1.202.373.6709 | NY: +1.212.309.6282 | Cell: +1.202.247.5331 | Fax: +1.202.373.6460

jr.scherr@morganlewis.com | www.morganlewis.com

Assistant: Crystal Moses | 202.373.6551 | crystal.moses@morganlewis.com

Jason R. Scherr

Partner

+1.202.373.6709

jr.scherr@morganlewis.com

May 26, 2020

VIA E-MAIL (gritchie@gfrlaw.com)

Mr. George Ritchie

Gordon Feinblatt LLC

233 East Redwood Street

Baltimore, Maryland 21202-3332

Re: Driver Opportunity Partners – First United Corp.

Dear Mr. Ritchie:

This will respond to the letter dated May 20, 2020 from Andy Bulgin, in which he asserts that First United Corporation (“First United”) does not intend to honor the voting rights held by Driver Opportunity Partners I, LP (“Driver”) at the annual shareholder meeting scheduled for June 11, 2020, or to recognize Driver’s nomination of candidates for the Board of Directors. In light of Andy’s central role in the underlying dispute, I am sending this letter only to you.

As you know, the Maryland Commissioner of Financial Regulation (the “Maryland Regulator”) opened an investigation in late 2019 into Driver’s acquisition of shares in First United, as First United specifically requested. First United now claims to be relying on “conclusive findings of the Maryland Regulator” from that investigation to assert that Driver violated Section 3-314 of the Financial Institutions Code. You should be aware that having completed its review, the Maryland Regulator has not found any violation of Section 3-314, and has closed the investigation that First United instigated. In its

Final Order closing the investigation, the Maryland Regulator makes clear that the premise of First United’s position is and has always been false: “[N]othing herein shall be construed to mean, or to authorize any individual or business entity to assert, that the Commissioner has made any conclusive findings or determination that either Respondents [Driver] or Beneficiaries [director nominees Driscoll, Elzen, and Narrell-Mead] have violated FI § 3-314.”

We trust that First United will refrain from interfering further with Driver’s shareholder rights, and that such restraint will include recognizing Driver’s votes and nominations at the annual meeting, as well as dismissing the complaint filed by First United on May 20, 2020 in the Circuit Court of Maryland for Garrett County. In light of the positions taken by First United to date, however, we must insist that First United confirm its intent to honor those rights and finally dispense with its campaign to disenfranchise Driver and other shareholders. Driver reserves all rights, including with respect to proceedings under Md. Rule 1-341.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW
Washington, DC 20004	+1.202.739.3000
United States	+1.202.739.3001

George Ritchie
May 26, 2020

This should not be a complicated issue for your client, and our time is short. Please reply by close of business tomorrow, Wednesday, May 27, 2020, to confirm that First United will comply with these expectations. If there are matters that require discussion, I would appreciate hearing from you (or from First United’s litigation counsel, if not at Gordon Feinblatt) before First United races back into court with another unwarranted filing.

Respectfully,

/s/ J.R. Scherr

Jason R. Scherr

From: Ritchie, George F. <gritchie@gfrlaw.com>
Sent: Wednesday, May 27, 2020 4:53 PM
To: Scherr, Jason R. <jr.scherr@morganlewis.com>
Subject: First United Corp. v. Driver et al. - letter to Jason Scherr

J.R. –

Please see attached.

George

George F. Ritchie

Gordon Feinblatt LLC

233 East Redwood Street

Baltimore, Maryland 21202

Direct: 410-576-4131

Cell:  443-683-0212

Fax:  410-576-4269

gritchie@gfrlaw.com

www.gfrlaw.com

GEORGE F. RITCHIE 410.576.4131 gritchie@gfrlaw.com	233 EAST REDWOOD STREET BALTIMORE, MARYLAND 21202-3332 410.576.4000 www.gfrlaw.com

May 27, 2020

BY ELECTRONIC MAIL ONLY
Jason R. Scherr, Esq.

Morgan Lewis

1111 Pennsylvania Avenue, NW
Washington, DC 20004

jr.scherr@morganlewis.com

Re: Driver Opportunity Partners – First United Corporation

Dear J.R.:

By way of response to your letter to me of May 26, 2020, I refer you to First United Corporation’s May 27, 2020 Press Release, which can be found at: https://www.prnewswire.com/news-releases/first-united-clarifies-drivers-misleading-statements-regarding-regulatory-actions-301065917.html

Please contact me if you have any questions.

Very truly yours,

George F. Ritchie

GFR

From: Scherr, Jason R. <jr.scherr@morganlewis.com>
Sent: Wednesday, May 27, 2020 5:59:56 PM
To: Ritchie, George F. <gritchie@gfrlaw.com>
Subject: [EXTERNAL] RE: First United Corp. v. Driver et al. - letter to Jason Scherr

Thanks George.  I’m afraid this morning’s press release doesn’t directly answer the question of what the bank will do between now and the ultimate resolution of the litigation.  Please see attached, and let me know the bank’s position.

Jason R. Scherr

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW | Washington, DC 20004-2541

101 Park Avenue | New York, NY 10178-0060

DC: +1.202.373.6709 | NY: +1.212.309.6282 | Cell: +1.202.247.5331 | Fax: +1.202.373.6460

jr.scherr@morganlewis.com | www.morganlewis.com

Assistant: Crystal Moses | 202.373.6551 | crystal.moses@morganlewis.com

Jason R. Scherr

Partner

+1.202.373.6709

jr.scherr@morganlewis.com

May 27, 2020

VIA E-MAIL (gritchie@gfrlaw.com)

Mr. George Ritchie

Gordon Feinblatt LLC

233 East Redwood Street

Baltimore, Maryland 21202-3332

Re: Driver Opportunity Partners – First United Corp.

Dear Mr. Ritchie:

I asked you to confirm that First United would honor Driver’s voting rights (and nominations) at the annual meeting, and also dismiss the Garrett County litigation. In response, you directed me this evening to your client’s announcement that it intends to persist with the litigation, but the press release does not address whether First United intends to honor Driver’s shareholder rights at the annual meeting. We are prepared to let the court address the many infirmities in First United’s position in due course, if you proceed, but at present we need to know whether First United will unilaterally disenfranchise Driver of its shareholder rights on June 11.

Driver has not pushed First United to litigate; the action First United filed in Garrett County is entirely of First United’s making. By letter dated May 18, 2020, Driver sought assurances that First United would refrain from interfering with its shareholder rights until the Commissioner of Financial Regulation made a final decision. First United responded on May 20th by filing a complaint in Garrett County Circuit Court (on the false premise that Driver had threatened in its May 18 letter to sue). First United’s substantive position was that:

Based on conclusive findings of the Maryland Regulator, First United does not intend to count votes attributable to First United common stock owned by Driver or any of the Driver Nominees . . . .

See attachment, Bulgin letter to Scherr, May 20, 2020. But the Commissioner made no “conclusive findings” before or after First United filed its complaint. On May 14, 2020, with the annual meeting only weeks away, the Commissioner extended First United the courtesy of copying it on a letter raising the possibility that Driver’s voting rights might be impacted by subsequent action.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW
Washington, DC 20004	+1.202.739.3000
United States	+1.202.739.3001

George Ritchie
May 27, 2020

The letter says nothing about a “conclusive finding” by the Commissioner but refers only to the belief of the Commissioner’s staff that “evidence” of a violation existed. The Commissioner went on to explain that he was consulting with the Maryland Attorney General on what to do next in light of his staff’s belief. A week later, in the May 22 Final Order, the Commissioner decided to end the investigation into Driver with “no conclusive findings.” The Final Order directly refutes First United’s position. The Commissioner states that, notwithstanding the beliefs of his staff, the Commissioner “makes no conclusive findings or determination as to whether a violation of FI § 3-314, in fact, occurred.” May 22 Final Order ¶ 2. Were there any doubt, the Final Order makes clear: “[N]othing herein shall be construed to mean, or to authorize any individual or business entity to assert, that the Commissioner has made any conclusive findings or determinations that either Respondents or Beneficiaries have violated FI § 3-314.” May 22 Final Order ¶10.

First United is not free to deprive Driver of its shareholder rights when the appointed state regulator has not found that any state law was, in fact, violated. First United is not charged with investigatory or executive authority under the FI Article; on the contrary, First United has told the court that the Commissioner is charged with “the interpretation and enforcement of the provisions of the FI Article.” (Compl. ¶ 17.) First United’s position that Driver violated FI § 3-314 is just an allegation—unproved, unsubstantiated, and untrue:

•	First United sent a letter to the Maryland Commissioner on November 1, 2019 requesting an investigation into Driver, specifically seeking to invalidate Driver’s voting rights;
•	The Commissioner’s staff conducted an investigation, which the Commissioner himself closed upon entering a Final Order favorable to Driver;
•	The Commissioner has not made any conclusive findings, let alone conclusive findings of a violation of FI § 3-314;
•	The Commissioner has not determined that Driver or any of its nominees violated any Maryland law;
•	Notwithstanding the “heads up” the Commissioner gave the bank in his May 14 letter, the Commissioner’s Final Order expressly warns that no one—including First United—should rely on the staff’s investigation as finding a violation of FI § 3-314.

No defendant in the Garrett County action is due to respond to First United’s complaint until on or about July 20, 2020, so the Circuit Court is not going to resolve First United’s claim until substantially later. Even if the Circuit Court could find a violation of FI § 3-314 after the Commissioner himself closed his investigation without finding a violation, there is no realistic likelihood the Court will do so before the annual meeting. Accordingly, any action by First United to deny the voting or nomination rights of Driver or any other shareholder at the annual meeting— including those shareholders who choose to vote for Driver’s nominees—would be entirely unilateral, without legal justification, and likely to expose First United to significant liability.

George Ritchie
May 27, 2020

All shareholders are entitled to know whether First United intends to disenfranchise one (or more) of its shareholders without a lawful order authorizing such action. Driver’s fundamental question remains unanswered:

Yes or No: Will First United recognize the voting and nomination rights of all shareholders at the annual meeting—Driver, its nominees, and every other shareholder who intends to vote?

Respectfully,

/s/ J.R. Scherr

Jason R. Scherr

Attachment

From: Ritchie, George F. <gritchie@gfrlaw.com>
Sent: Monday, June 1, 2020 5:50 AM
To: Scherr, Jason R. <jr.scherr@morganlewis.com>
Cc: Mac VerStandig <mac@mbvesq.com>
Subject: Driver Opportunity Partners – First United Corporation

J.R. –

Please see attached.

George F. Ritchie

Gordon Feinblatt LLC

233 East Redwood Street

Baltimore, Maryland 21202

Direct: 410-576-4131

Cell:  443-683-0212

Fax:  410-576-4269

gritchie@gfrlaw.com

www.gfrlaw.com

GEORGE F. RITCHIE 410.576.4131 gritchie@gfrlaw.com	233 EAST REDWOOD STREET BALTIMORE, MARYLAND 21202-3332 410.576.4000 www.gfrlaw.com

June 1, 2020

BY ELECTRONIC MAIL ONLY
Jason R. Scherr, Esq.

Morgan Lewis

1111 Pennsylvania Avenue, NW
Washington, DC 20004

jr.scherr@morganlewis.com

Re:	Driver Opportunity Partners – First United Corporation

Dear J.R.:

This letter responds to yours dated May 27, 2020.

To lay some context, it should be clear that there has been and continues to be a bona fide dispute between First United Corporation (“First United” or the “Company”) and Driver Opportunity Partners I LP and its related entities (collectively, “Driver”) concerning the question of whether Driver and its three proposed director candidates violated Section 3-314 of the Financial Institutions Article of the Annotated Code of Maryland (“Section 3-314”), the effect of the letters that the Maryland Commissioner of Financial Regulation (the “Maryland Commissioner”) sent to Driver and its three director candidates on May 14, 2020, and the effect of the consent order into which Driver entered with the Maryland Commissioner on May 22, 2020 after First United filed its declaratory relief action. These disagreements are why First United sought declaratory relief from the Circuit Court for Garrett County, Maryland (the “Court”) nearly two weeks ago.

Additionally, First United disagrees with your contention that the pending action for declaratory relief is “entirely of First United’s making.” First United filed its declaratory relief action to protect its rights and those of its shareholders after Driver repeatedly threatened litigation against First United – in communications with First United representatives and in very public statements issued by Driver. To offer several examples from the few days following the Maryland Commissioner’s May 14 letters:

•	Driver’s May 15, 2020 press release stated, “Driver intends to vigorously defend its rights in court and will, of course, take all necessary steps to prevent First United from trying to limit Driver’s ability to vote its shares at the Annual Meeting”;

Jason Scherr June 1, 2020 Page 2

•	Driver’s May 18, 2020 press release stated that Driver was “evaluating all legal claims that Driver may have against First United, its advisors . . . and others” and “may commence litigation”;
•	Driver’s May 19, 2020 letter to First United’s Chief Executive Officer, Carissa Rodeheaver, asserted that First United’s alleged involvement in the Maryland Commissioner’s investigation into Driver “will be the focus of litigation”; and
•	Your May 20, 2020 e-mail to Mr. Bulgin demanded that he communicate First United’s position to you promptly by a deadline of 5PM on May 21, 2020 “so that [Driver] may determine whether there is an issue requiring judicial action.”

These antecedents to the filing of First United’s action for declaratory relief make clear that it was in fact Driver that “pushed First United to litigate,” to use your terminology.

This said, First United’s annual meeting will take place in less than two weeks, on June 11, 2020. To ensure that the meeting proceeds in an orderly and timely fashion, but while recognizing that First United and its shareholders are obligated to comply with and adhere to Section 3-314 and, thus, reserving First United’s rights with respect to that statute as set forth below, First United will accept Driver’s nominations as valid when the polls are open and will tally the votes attributable to Driver’s shares of stock that are present and submitted at the meeting; and the Company will ask the Inspector of Elections to certify the election results according to this tally.

However, in light of the genuine disputes between First United and Driver, First United intends to continue to seek the declaratory relief requested in the Garrett County action. The litigation will progress in a normal fashion, giving both sides a full and fair opportunity to put forward their evidence and be heard on the merits. Pending the Court’s determination, as the prior paragraph makes clear, Driver’s nominations will be accepted and its votes will be counted at the upcoming annual meeting. First United will of course be bound by and respect any final determination by the courts. If Driver’s position prevails, then the annual meeting vote as certified will stand. If, however, the Court determines that Driver’s shares were not eligible to be voted and that Driver therefore was unable to submit valid director nominations at the annual meeting, then First United intends to take the appropriate actions to honor the Court’s determination.

Very truly yours,

/s/ George F. Ritchie

From: Scherr, Jason R. <jr.scherr@morganlewis.com>
Sent: Monday, June 1, 2020 10:06 AM
To: Ritchie, George F. <gritchie@gfrlaw.com>
Cc: Mac VerStandig <mac@mbvesq.com>
Subject: [EXTERNAL] RE: Driver Opportunity Partners – First United Corporation

Thanks George.

Could you please let me know whether Gordon Feinblatt also represents the Board of Directors (or any of the directors individually), or if it/they have separate counsel?

Jason R. Scherr

Morgan, Lewis & Bockius LLP

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